iShares®

iShares Trust

Supplement dated February 6, 2025 (the “Supplement”)

to the currently effective Statement of Additional Information for the iShares Future AI & Tech ETF (ARTY) (the “Fund”)

Effective February 6, 2025, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund is as follows:

Fund Name	Creation Unit Size	Approximate Value of a Creation Unit as of February 5, 2025

iShares Future AI & Tech ETF	75,000 shares per unit	$2,996,964

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-ARTY-0225

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE